UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                  Beverly Hills Weight Loss and Wellness, Inc.
             (Exact name of registrant as specified in its charter)

            Nevada                     000-28733                 88-0430607
        (State or other               (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)           Identification No.)

                      120 International Parkway, Suite 120
                               Heathrow, FL 32746
               (Address of principal executive offices) (zip code)

                                 (407) 333-8998
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.02  Unregistered Sales of Equity Securities.

         On February 16, 2005, we issued an aggregate of 4,095,000 shares of our common stock, restricted in accordance with Rule 144, to seven (7) unrelated shareholders upon the conversion of accrued but unpaid interest on $650,000 in outstanding convertible promissory notes. The issuances were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, and each of the shareholders was accredited. Each of the shareholders has filed a Form 144 indicating their intention to sell the shares during the next 90 days in accordance with Rule 144.

EXHIBITS

         None.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Beverly Hills Weight Loss and Wellness, Inc.,

                                  a Nevada corporation

Dated:  February 16, 2005         /s/  Tim Murray
                                  ---------------------
                                  By:  Tim Murray
                                  Its: President


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